INVENTORIES	12 Months Ended
Dec. 31, 2023
Disclosure Of Inventories [Abstract]
INVENTORIES	INVENTORIES
Inventories mainly include batches RUCONEST® and Joenja® and work in progress available for production of RUCONEST® and Joenja®.

Amounts in $ ‘000	2023	2022
Finished goods	18,349	12,460
Work in progress	37,706	29,553
Raw materials	705	313
Balance at December 31	56,760	42,326
Changes in the adjustment to net realizable value:

Amounts in $ ‘000	2023	2022
Balance at January 1	(1,971)	(2,448)
Addition to impairment	(3,878)	(164)
Release of impairment	—	312
Usage of impairment	1,673	195
Currency translation	(100)	134
Balance at December 31	(4,276)	(1,971)
The inventory valuation at December 31, 2023 of $56.8 million (2022: $42.3 million) is stated net of an impairment of $4.3 million and $2.0 million for the years ended December 31, 2023 and 2022.The impairment primarily relates to products no longer eligible for commercial sales.
Inventories are available for use in commercial, pre-clinical and clinical activities. Estimates have been made with respect to the ultimate use or sale of product, taking into account current and expected sales as well as pre-clinical and clinical programs. These estimates are reflected in the additions to the impairment. The releases to the impairment relate to amendments to the estimates as a result of the fact that actual sales can differ from forecasted sales and the fact that vials allocated to pre-clinical and clinical programs can be returned to inventory. The costs of vials used in preclinical and clinical programs are presented under the research and development costs. Usage of impairment relates to the destruction of inventory previously impaired.
Cost of inventories included in the costs of sales in 2023 amounted $21.4 million (2022: $17.4 million; 2021: $19.1 million). The main portions of inventories at December 31, 2023 have expiration dates starting beyond 2024 and are generally expected to be sold and/or used before expiration.